Exhibit 99.7

SECURITY AGREEMENT

THIS SECURITY AGREEMENT, dated as of May 28, 2008 (“Agreement”), is made by BAJA BY FOUNTAIN, INC., a North Carolina corporation (the “Pledgor”), in favor of REGIONS BANK, an Alabama chartered bank with offices in Charlotte, North Carolina (the “Bank”). Except as otherwise provided herein, capitalized terms used herein without definition shall have the meanings given to them in the Loan Agreement and the Floor Plan referred to below.

BACKGROUND STATEMENT

A. Fountain Powerboats, Inc. (the “Borrower”), Fountain Powerboat Industries, Inc. (the “Parent”), Fountain Dealers’ Factory Super Store, Inc. (the “Affiliate Guarantor” and together with the Borrower and the Parent, the “Transaction Parties”) and the Bank are parties to (i) a First Amended and Restated Loan Agreement, dated as of November 1, 2007 (as amended, modified or supplemented from time to time, the “Loan Agreement”), providing for the availability of a $14,500,000 Term Loan and a $2,000,000 Revolving Credit (collectively, the “Loan Agreement Loans”) to the Borrower upon the terms and conditions set forth therein, and (ii) a Dealer Floor Plan and Security Agreement, dated September 28, 2007 (as amended, modified or supplemented from time to time, the “Floor Plan”), providing for the availability of a $5,000,000 floor plan credit line (collectively with the Loan Agreement Loans, the “Loans”) to the Affiliate Guarantor upon the terms and conditions set forth therein.

B. The Parent has requested the Bank approve the formation of Pledgor, a new Subsidiary of the Parent, and has requested the Bank approve the acquisition of certain assets (the “Acquisition”) by the Pledgor from Baja Marine Corporation (the “Seller”) pursuant to the Asset Purchase Agreement dated May 28, 2008 between the Pledgor and the Seller.

C. As a condition to the Bank’s approval of the Acquisition, the Pledgor has guaranteed to the Bank the payment in full of the Obligations under the Loan Agreement, the Floor Plan, the other Loan Documents (as defined in the Loan Agreement) and the other Credit Documents (as defined in the Floor Plan ) (collectively the Transaction Documents) pursuant to the Guaranty Agreement dated as of May 28, 2008 (the “Guaranty”) by the Pledgor for the benefit of the Bank.

D. It is a further condition that the Pledgor shall have agreed, by executing and delivering this Agreement, to secure the payment in full of its obligations under the Guaranty. The Bank is relying on this Agreement in its decision to continue to extend credit to the Borrower under the Loan Agreement and to the Affiliate Guarantor under the Floor Plan.

E. The Pledgor will obtain benefits as a result of the Acquisition, which benefits are hereby acknowledged, and, accordingly, desire to execute and deliver this Agreement.

STATEMENT OF AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor and the Bank, for themselves, their successors and assigns, hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1 Defined Terms. In addition to the terms defined elsewhere in this Agreement, the following terms shall have the meanings set forth below:

“Accounts” or “Accounts Receivable” means all of the Pledgor’s accounts, as defined in the Uniform Commercial Code, now owned or hereafter acquired or arising, and all of the Pledgor’s present or future accounts receivable, rights to payment for goods sold or leased, or to be sold or to be leased, or for services rendered or to be rendered, all present and future receivables, all health-care insurance receivables, book debts, notes, bills, drafts, acceptances, choses in action, tangible chattel paper, instruments and documents, together with all proceeds thereof, and all monies due or to become due thereon, and all returned or repossessed goods. The term “Accounts Receivable” also includes all of the Pledgor’s rights, remedies, security interests and liens in, to and in respect of Accounts Receivable, present and future, including without limitation, rights of stoppage in transit, replevin, repossession and reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, guaranties or other contracts of suretyship with respect to any Account Receivable, deposits or other security for the obligation of any debtor or obligor in any way obligated on or in connection with any Account Receivable, and credit and other insurance, and all proceeds of the foregoing and all proceeds of any insurance on the foregoing, and, to the extent permitted by applicable law, all of the Pledgor’s right, title and interest, present and future, in, to and in respect of all goods relating to, or which by sale have resulted in, Accounts Receivable, including without limitation all goods described in invoices or other documents or instruments with respect to, or otherwise representing or evidencing, any Account Receivable, and all returned, reclaimed or repossessed goods, and all proceeds of the foregoing and all proceeds of any insurance on the foregoing, together with all customer lists, books and records, ledger and account cards, computer tapes, disks, printouts and records, whether now in existence or hereafter created, relating to Accounts Receivable.

“Collateral” means and includes all of the Pledgor’s Accounts Receivable, Equipment, General Intangibles, Inventory, and Other Assets and all other similar articles of personal property of the Pledgor now or hereafter held or received by, in transit to, or in the possession or control of the Pledgor or the Bank, and any substitutions or replacements thereof and any products and proceeds thereof, including without limitation, insurance proceeds.

“Equipment” means all of the Pledgor’s equipment, as defined in the Uniform Commercial Code, now owned or hereafter acquired, and includes, without limitation, all machinery, equipment, Mobile Goods, computer equipment and software, accessions, accessories, additions, parts, supplies, apparatus, appliances, tools, patterns, dies, cylinders, molds, blueprints, fittings, furniture, fixtures, office equipment and office furnishings of every kind and description, wherever located, and all proceeds, including insurance proceeds, thereof.

“General Intangibles” means all general intangibles, as defined in the Uniform Commercial Code, now existing or hereafter owned, acquired or arising, in which the Pledgor now has or hereafter acquires any rights, and all contracts and contract rights, but excluding contracts of the Pledgor that by its express terms are void or voidable upon the pledge or assignment thereof, unless consent has been obtained for the pledge or assignment thereof, causes of action, things in action, corporate or business records, inventions, designs, patents, patent applications, trademarks, trademark registrations and applications, goodwill, goodwill associated with trademarks, trade names, trade secrets, trade processes, copyrights, copyright registrations and applications, licenses, permits, franchises, customer lists, computer programs, all claims under guaranties, tax refund claims, rights and claims against carriers and shippers, leases, claims under mechanics’ and materialmen’s liens, claims under insurance policies, all rights to indemnification or contribution, whether arising by contract or otherwise, and all other intangible personal property of similar kind and nature, together with any and all extensions, modifications, amendments and renewals, and all proceeds of any and all of the foregoing, as applicable.

“Inventory” means all of Pledgor’s inventory, as defined in the Uniform Commercial Code, wherever located, now owned or hereafter held or acquired, and all goods manufactured, acquired or held for sale or lease, all raw materials, work-in-process and finished goods, all supplies, goods, incidentals, office supplies, packaging materials and any and all items used or consumed in the operation of the business of the Pledgor or that may contribute to finished goods or to the sale, promotion and shipment thereof, in which the Pledgor now or at any time hereafter may have an interest, whether or not the same is in transit or in the constructive, actual or exclusive occupancy or possession of the Pledgor or is held by the Pledgor or by others for the Pledgor’s account, and all proceeds, including insurance proceeds, thereof.

“Mobile Goods” shall mean, collectively, all of the Pledgor’s motor vehicles, watercraft, tractors, trailers, aircraft, rolling stock, and other like property, whether or not the title thereto is governed by a certificate of title or ownership, in each case whether now owned or existing or hereafter acquired.

“Other Assets” means all of the Pledgor’s personal property, wherever located, now owned or hereafter acquired, except for Accounts Receivable, Equipment, General Intangibles, and Inventory and, to the extent not covered or not specifically included in Accounts Receivable, Equipment, General Intangibles, and Inventory.

1.2 UCC Terms. Unless otherwise defined herein, or unless the context otherwise requires, all terms used herein which are defined in the North Carolina Uniform Commercial Code (the “UCC”) shall have the meanings therein stated.

1.3 Capitalized Terms. All capitalized terms not defined herein shall have the meanings given to them in the Loan Agreement.

ARTICLE II

CREATION OF SECURITY INTEREST

2.1 Pledge and Grant of Security Interest. The Pledgor hereby pledges, assigns and delivers to the Bank and grants to the Bank a lien upon and security interest in all of its right, title and interest in and to the Collateral.

2.2 Security for Secured Obligations. This Agreement and the Collateral secure the full and prompt payment, at any time and from time to time as and when due (whether at the stated maturity, by acceleration or otherwise), of all liabilities and obligations of the Pledgor, whether now existing or hereafter incurred, created or arising and whether direct or indirect, absolute or contingent, due or to become due, under, arising out of or in connection with the Guaranty and all fees, costs and expenses payable by the Pledgor under Section 6.1 (the liabilities and obligations of the Pledgor described in this Section 2.2, collectively, the “Secured Obligations”).

2.3 Security Interests Absolute. All rights of the Bank and security interests hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

(i) any extension, renewal, settlement, compromise or waiver in respect of any Secured Obligation, the Notes or any other document evidencing or securing such Secured Obligation, by operation of law or otherwise;

(ii) any modification or amendment or supplement to the Guaranty, the Loan Agreement, the Floor Plan, the Notes, any other Transaction Document or any other document evidencing or securing any Secured Obligation;

(iii) any non-perfection or invalidity of any direct or indirect security for any Secured Obligation;

(iv) any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower or its assets or any resulting disallowance, release or discharge of all or any portion of the Secured Obligations;

(v) the existence of any claim, set-off or other right which the Pledgor may have at any time against any Transaction Party, the Bank or any other corporation or person, whether in connection herewith or any unrelated transactions; provided, that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

(vi) any invalidity or unenforceability relating to or against the Pledgor for any reason of any Secured Obligation, or any provision of applicable law or regulation purporting to prohibit the payment by the Pledgor of the Secured Obligations;

(vii) any failure by the Bank (A) to file or enforce a claim against the Pledgor (in a bankruptcy or other proceeding), (b) to give notice of the existence, creation or incurring by any Transaction Party of any new or additional indebtedness or obligation under or with respect to the Secured Obligations, (c) to commence any action against the Pledgor, (d) to disclose to any Transaction Party any facts which the Bank may now or hereafter know with regard to any other Transaction Party or (e) to proceed with due diligence in the collection, protection or realization upon any collateral securing the Secured Obligations; or

(viii) any other act or omission to act or delay of any kind by the Pledgor or the Bank or any other corporation or person or any other circumstance whatsoever which might, but for the provisions of this clause, constitute a legal or equitable discharge of the Pledgor’s obligations hereunder.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

The Pledgor hereby represents and warrants as follows:

3.1 Ownership of Collateral. The Pledgor owns, or has valid rights as a lessee or licensee with respect to, all Collateral purported to be pledged by it hereunder, free and clear of any liens except for the liens granted to the Bank pursuant to the Transaction Documents, and except for other liens permitted by the Transaction Documents. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any government or public office, and the Pledgor has not filed or consented to the filing of any such statement or notice, except (i) Uniform Commercial Code financing statements naming the Bank as secured party, and (ii) as may be otherwise permitted by the Subordination Agreement dated as of May 28, 2008 (the “Subordination Agreement”) by and among the Pledgor, the Transaction Parties, the Bank and the Seller.

3.2 Security Interests; Filings. This Agreement, together with (i) the filing of duly completed and executed Uniform Commercial Code financing statements naming the Pledgor as debtor, the Bank as secured party, and describing the Collateral, in the jurisdictions set forth on Schedule I hereto (which filing is hereby authorized by the Pledgor), (ii) to the extent required by applicable law, the filing, with respect to the Pledgor, of duly completed and executed assignments with the U.S. Copyright Office or the U.S. Patent and Trademark Office, and (iii) as to Mobile Goods, not including Inventory, covered by a certificate of title or ownership, the notation of the Bank’s security interest therein on the applicable certificates of title or ownership, creates, and at all times shall constitute, a valid and perfected security interest in and lien upon the Collateral in favor of the Bank, to the extent a security interest therein can be perfected by such filings or possession, as applicable, superior and prior to the rights of all other Persons therein.

3.3 Locations. Schedule II lists (i) the Pledgor’s exact legal name, (ii) the jurisdiction of the Pledgor’s incorporation, its federal tax identification number, and its organizational identification number, (iii) the addresses of the Pledgor’s chief executive office and each other place of business, and (iv) the address of each location at which any Equipment or Inventory owned by the Pledgor is kept or maintained, in each instance except for any new locations established in accordance with the provisions of Section 4.2. The Pledgor does not presently conduct business under any prior or other corporate or company name or under any trade or fictitious names, except as indicated beneath its name on Schedule II, and the Pledgor has not entered into any contract or granted any lien within the past five years under any name other than its legal corporate name or a trade or fictitious name indicated on Schedule II.

3.4 Authorization; Consent. The execution, delivery and performance by the Pledgor of this Agreement require no action by or in respect of, or filing with, any Governmental Authority and do not contravene, or constitute (with or without the giving of notice or lapse of time or both) a default under, any provision of applicable law or of any agreement, judgment, injunction, order, decree or other instrument binding upon or affecting the Pledgor.

3.5 No Restrictions. There are no statutory or regulatory restrictions, prohibitions or limitations on the Pledgor’s ability to grant to the Bank a lien upon and security interest in the Collateral pursuant to this Agreement or (except for the provisions of the federal Anti-Assignment Act and Anti-Claims Act, as amended) on the exercise by the Bank of its rights and remedies hereunder (including any foreclosure upon or collection of the Collateral), and there are no contractual restrictions on the Pledgor’s ability so to grant such lien and security interest.

3.6 Accounts. Each Account is (i) a bona fide, valid and legally enforceable indebtedness of the account debtor according to its terms, arising out of or in connection with the sale, lease or performance of goods or services by the Pledgor, (ii) to the knowledge of the Pledgor, or except as disclosed in writing to the Bank, subject to no offsets, discounts, counterclaims, contra accounts or any other defense of any kind and character, other than warranties and discounts customarily given by the Pledgor in the ordinary course of business and warranties provided by applicable law, (iii) to the extent listed on any schedule of Accounts at any time furnished to the Bank, a true and correct statement of the amount actually and unconditionally owing thereunder, maturing as stated in such schedule and in the invoice covering the transaction creating such Account, and (iv) not evidenced by any other instrument; or if so, such other instrument (other than invoices and related correspondence and supporting documentation) shall promptly be duly endorsed to the order of the Bank and delivered to the Bank to be held as Collateral hereunder. Except as set forth on Schedule 3.6 attached hereto, to the knowledge of the Pledgor, there are no facts, events or occurrences that would in any way impair the validity or enforcement of any Accounts except as set forth above.

3.7 Documents of Title. No bill of lading, warehouse receipt or other document or instrument of title is outstanding with respect to any Collateral other than Mobile Goods and other than Inventory in transit in the ordinary course of business to a location set forth on Schedule II or to a customer of the Pledgor.

ARTICLE IV

COVENANTS

The Pledgor agrees that so long as any Secured Obligation remains unpaid:

4.1 Use and Disposition of Collateral. So long as no Event of Default shall have occurred and be continuing, the Pledgor may, in any lawful manner not inconsistent with the provisions of this Agreement, the Guaranty and the other Transaction Documents, use, control and manage the Collateral in the operation of its businesses, and receive and use the income, revenue and profits arising therefrom and the proceeds thereof, in the same manner and with the same effect as if this Agreement had not been made; provided, however, that the Pledgor will not sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge, grant any lien with respect to or otherwise encumber any of the Collateral or any interest therein, except for the security interest created in favor of the Bank hereunder and except as may be otherwise expressly permitted in accordance with the terms of this Agreement, the Guaranty, the

Transaction Documents or the Subordination Agreement (including any applicable provisions therein regarding delivery of proceeds of sale or disposition to the Bank).

4.2 Change of Name, Locations, etc. The Pledgor will not (i) change its name, identity or corporate structure, (ii) change its chief executive office from the location thereof listed on Schedule II, (iii) change the jurisdiction of its incorporation from the jurisdiction listed on Schedule II (whether by merger or otherwise), or (iv) remove any Collateral (other than Mobile Goods in transit, up to five (5) Mobile Goods used for demonstration purposes (including races and boat shows) in the ordinary course of business, and finished goods inventory or parts maintained at dealers), or any books, records or other information relating to Collateral, from the applicable location thereof listed on Schedule II, or keep or maintain any Collateral at a location not listed on Schedule II, unless in each case the Pledgor has (A) given twenty (20) days’ prior written notice to the Bank of its intention to do so, together with information regarding any such new location and such other information in connection with such proposed action as the Bank may reasonably request, and (B) delivered to the Bank ten (10) days prior to any such change or removal such documents, instruments and financing statements as may be required by the Bank, all in form and substance satisfactory to the Bank, paid all necessary filing and recording fees and taxes, and taken all other actions reasonably requested by the Bank, in order to perfect and maintain the lien upon and security interest in the Collateral; provided, however, the Pledgor shall not be required to deliver such twenty (20) day prior written notice if such Collateral, or any books, records or other information relating to such Collateral is moved from the applicable location thereof listed on Schedule II to another location listed on Schedule II.

4.3 Records; Inspection.

(a) The Pledgor will keep and maintain at its own cost and expense satisfactory and complete records of the Accounts and all other Collateral, and will furnish to the Bank from time to time such statements, schedules and reports (including, without limitation, accounts receivable aging schedules) with regard to the Collateral as the Bank may reasonably request.

(b) The Pledgor shall, from time to time at such times as may be reasonably requested and upon reasonable notice, permit the Bank to visit its offices or the premises upon which any Collateral may be located, inspect its books and records and make copies and memoranda thereof inspect the Collateral, discuss its finances and affairs with its officers, employees and independent accountants and take any other actions necessary for the protection of the interests of the Bank in the Collateral.

4.4 Accounts. Unless notified otherwise by the Bank in accordance with the terms hereof, the Pledgor shall endeavor to collect its Accounts and all amounts owing to it thereunder in the ordinary course of its business consistent with past practices and shall apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balances thereof, and in connection therewith shall, at the request of the Bank, take such action as the Bank may deem necessary or advisable (within applicable laws) to enforce such collection. The Pledgor shall not, except to the extent done in the ordinary course of its business consistent with past practice and in accordance with sound business judgment and provided that no Event of Default shall have occurred and be continuing, (i) grant any extension of the time for payment of any Account, (ii)

compromise or settle any Account for less than the full amount thereof, (iii) release, in whole or in part, any Person or property liable for the payment of any Account, or (iv) allow any credit or discount on any Account. The Pledgor shall promptly inform the Bank of any disputes with any account debtor or obligor and of any claimed offset and counterclaim that may be asserted with respect thereto involving, in each case, any material amount, where the Pledgor reasonably believes that the likelihood of payment by such account debtor is materially impaired, indicating in detail the reason for the dispute, all claims relating thereto and the amount in controversy.

4.5 Equipment. The Pledgor will, in accordance with sound business practices, maintain all Equipment used by it in its business (other than obsolete Equipment) in good repair, working order and condition (normal wear and tear excepted) and make all necessary repairs and replacements thereof so that the value and operating efficiency thereof shall at all times be maintained and preserved. The Pledgor shall not knowingly permit any Equipment to become a fixture to any real property (other than real property the fee interest in which is subject to a mortgage in favor of the Bank).

4.6 Inventory. The Pledgor will, in accordance with sound business practices, maintain all Inventory held by it or on its behalf in good saleable or useable condition. Unless notified otherwise by the Bank in accordance with the terms hereof, the Pledgor may, in any lawful manner not inconsistent with the provisions of this Agreement and the other Loan Documents, process, use and, in the ordinary course of business but not otherwise, sell its Inventory.

4.7 Mobile Goods. Upon the request of the Bank at any time, whether or not an Event of Default shall have occurred and be continuing, the Pledgor will deliver to the Bank originals of the certificates of title or ownership for all Mobile Goods owned by it, together (in the case of motor vehicles) with the manufacturer’s statement of origin with the Bank listed as lienholder and odometer statements and together in all other cases with appropriate instruments or certificates of transfer and delivery, duly completed and executed, and will take such other action as the Bank may deem necessary to perfect the security interest created by this Agreement in all such Mobile Goods.

4.8 Collateral in Possession of Third Party. Without limiting the generality of any other provision of this Agreement, the Pledgor agrees that it shall not permit any Collateral to be in the possession of any bailee, warehouseman, agent, processor or other third party at any time unless (i) such bailee or other Person shall have been notified of the security interest created by this Agreement (or, if required under applicable law in order to perfect the Bank’s security interest in such Collateral, such bailee or other Person shall have acknowledged to the Bank in writing that it is holding such Collateral for the benefit of the Bank and subject to such security interest and to the instructions of the Bank) and the Pledgor shall have exercised its reasonable best efforts to obtain from such bailee or other Person, at the Pledgor’s sole cost and expense, the written acknowledgement described above (if not already required by applicable law to perfect the Bank’s security interest) and agreement to waive and release any lien (whether arising by operation of law or otherwise) it may have with respect to such Collateral, such agreement to be in form and substance reasonably satisfactory to the Bank or (ii) such bailee is a dealer and the Collateral involved is finished goods inventory or parts.

4.9 Change in Law. The Pledgor will promptly notify the Bank in writing of any change in law known to him (and will use his best efforts to become aware of any such change in law) which (i) adversely affects or will adversely affect the validity, perfection or priority of the security interests or (ii) requires or will require a change in the procedures to be followed in order to maintain and protect the validity, perfection and priority of the security interests.

4.10 Protection of Security Interest Further Assurances. The Pledgor will, at his expense and in such manner and form as the Bank may require, execute, deliver, file and record any financing statement, specific assignment or other paper and take any other action that may be necessary or desirable, or that the Bank may request, in order to create, preserve, perfect or validate the security interests granted hereby or to enable the Bank to exercise and enforce its rights hereunder with respect to any of the Collateral. To the extent permitted by applicable law, the Pledgor hereby authorizes the Bank to execute and file, in the name of the Pledgor or otherwise, Uniform Commercial Code financing statements which the Bank in its sole discretion may deem necessary or appropriate to further perfect the security interests.

ARTICLE V

GENERAL AUTHORITY; REMEDIES

5.1 General Authority. The Pledgor hereby irrevocably appoints the Bank and any officer or agent thereof, with full power of substitution, as his true and lawful attorney-in-fact, in the name of the Pledgor or its own name, for the sole use and benefit of the Bank, but at each Pledgor’s expense, at any time during the occurrence and continuance of an Event of Default, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Agreement and, without limiting the foregoing, the Pledgor hereby gives the Bank the power and right on its behalf, without notice to or further assent by the Pledger to do the following during the occurrence and continuance of an Event of Default:

(i) to receive, take, endorse, assign and deliver any and all checks, notes, drafts, acceptances, documents and other negotiable and nonnegotiable instruments taken or received by the Pledgor as, or in connection with, the Collateral;

(ii) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or in connection with the Collateral;

(iii) to commence, settle, compromise, compound, prosecute, defend or adjust any claim, suit, action or proceeding with respect to, or in connection, with, the Collateral;

(iv) to sell, transfer, assign or otherwise deal in or with the Collateral or any part thereof, as fully and effectually as if the Bank were the absolute owner thereof, and

(v) to do, at its option, but at the expense of the Pledgor, at any time or from time to time, all acts and things which the Bank deems necessary to protect or preserve the Collateral and to realize upon the Collateral.

5.2 Rights and Remedies. If an Event of Default shall have occurred and be continuing, the Bank shall be entitled to exercise in a commercially reasonable manner in respect of the Collateral all of its rights, powers and remedies provided for herein or otherwise available to it under any other Loan Document, by law, in equity or otherwise, including all rights and remedies of a secured party under the UCC, and shall be entitled in particular, but without limitation of the foregoing, to exercise the following rights, which the Pledgor agrees to be commercially reasonable:

(a) To notify any or all account debtors or obligors under any Accounts or other Collateral of the security interest in favor of the Bank created hereby and to direct all such Persons to make payments of all amounts due thereon or thereunder directly to the Bank or to an account designated by the Bank; and in such instance and from and after such notice, all amounts and Proceeds received by the Pledgor in respect of any Accounts or other Collateral shall be received in trust for the benefit of the Bank hereunder, shall be segregated from the other funds of the Pledgor and shall be forthwith deposited into such account or paid over or delivered to the Bank in the same form as so received (with any necessary endorsements or assignments), to be held as Collateral and applied to the Secured Obligations as provided herein;

(b) To take possession of, receive, endorse, assign and deliver, in its own name or in the name of the Pledgor, all checks, notes, drafts and other instruments relating to any Collateral, including receiving, opening and properly disposing of all mail addressed to the Pledgor concerning Accounts and other Collateral; to verify with account debtors or other contract patties the validity, amount or any other matter relating to any Accounts or other Collateral, in its own name or in the name of the Pledgor; to accelerate any indebtedness or other obligation constituting Collateral that may be accelerated in accordance with its terms; to take or bring all actions and suits deemed necessary or appropriate to effect collections and to enforce payment of any Accounts or other Collateral; to settle, compromise or release in whole or in part any amounts owing on Accounts or other Collateral; and to extend the time of payment of any and all Accounts or other amounts owing under any Collateral and to make allowances and adjustments with respect thereto, alt in the same manner and to the same extent as the Pledgor might have done;

(c) To transfer to or register in its name or the name of any of its agents or nominees all or any part of the Collateral, without notice to the Pledgor and with or without disclosing that such Collateral is subject to the security interest created hereunder;

(d) To require the Pledgor to, and the Pledgor hereby agrees that it will at its expense and upon request of the Bank forthwith, assemble all or any part of the Collateral as directed by the Bank and make it available to the Bank at a place designated by the Bank;

(e) To enter and remain upon the premises of the Pledgor and take possession of all or any part of the Collateral, with or without judicial process; to use the materials, services, books and records of the Pledgor for the purpose of liquidating or collecting the

Collateral, whether by foreclosure, auction or otherwise; and to remove the same to the premises of the Bank or any designated agent for such time as the Bank may desire, in order to effectively collect or liquidate the Collateral; and

(f) To sell, resell, assign and deliver, in its sole discretion, in accordance with the UCC, all or any of the Collateral, in one or more parcels, at public or private sale, at any of the Bank’s offices or elsewhere, for cash, upon credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Bank may deem satisfactory. If any of the Collateral is sold by the Bank upon credit or for future delivery, the Bank shall not be liable for the failure of the purchaser to purchase or pay for the same and, in the event of any such failure, the Bank may resell such Collateral. In no event shall the Pledgor be credited with any part of the Proceeds of sale of any Collateral until and to the extent cash payment in respect thereof has actually been received by the Bank. Each purchaser at any such sale shall hold the property sold absolutely, free from any claim or right of whatsoever kind, including any equity or right of redemption of the Pledgor, and the Pledgor hereby expressly waives all rights of redemption, stay or appraisal, and all rights to require the Bank to marshal any assets in favor of the Pledgor or any other party or against or in payment of any or all of the Secured Obligations, that it has or may have under any rule of law or statute now existing or hereafter adopted. No demand, presentment, protest, advertisement or notice of any kind (except any notice required by law, as referred to below), all of which are hereby expressly waived by the Pledgor, shall be required in connection with any sale or other disposition of any part of the Collateral. If any notice of a proposed sale or other disposition of any part of the Collateral shall be required under applicable law, the Bank shall give the Pledgor at least ten (10) days’ prior notice of the time and place of any public sale and of the time after which any private sale or other disposition is to be made, which notice the Pledgor agrees is commercially reasonable. The Bank shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale may have been given. The Bank may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned Upon each public sale and, to the extent permitted by applicable law, upon each private sale, the Bank may purchase all or any of the Collateral being sold, free from any equity, right of redemption or other claim or demand, and may make payment therefor by endorsement and application (without recourse) of the Secured Obligations in lieu of cash as a credit on account of the purchase price for such Collateral.

5.3 Application of Proceeds.

(a) Subject to the provisions of the Subordination Agreement, all Proceeds collected by the Bank upon any sale, other disposition of or realization upon any of the Collateral, together with all other moneys received by the Bank hereunder, shall be applied as follows:

(i) first, to payment of the expenses of such sale or other realization, including reasonable compensation to the Bank and its agents and counsel, and all expenses, liabilities and advances incurred or made by the Bank, its agents and counsel in connection therewith or in connection with the care, safekeeping or otherwise of any or all of the Collateral, and any other unreimbursed expenses for which the Bank is to be reimbursed pursuant to Section 6.1;

(ii) second, after payment in full of the amounts specified in clause (i) above, to payment of the Secured Obligations; and

(iii) finally, after payment in full of the amounts specified in clauses (i) and (ii) above, any surplus then remaining shall be paid to the Pledgor, or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same as a court of competent jurisdiction may direct.

(b) The Pledgor shall remain liable to the extent of any deficiency between the amount of all Proceeds realized upon sale or other disposition of the Collateral pursuant to this Agreement. Upon any sale of any Collateral hereunder by the Bank (whether by virtue of the power of sale herein granted, pursuant to judicial proceeding, or otherwise), the receipt of the Bank or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Bank or such officer or be answerable in any way for the misapplication thereof.

5.4 Collateral Accounts. Upon the occurrence and during the continuance of an Event of Default, the Bank shall have the right to cause to be established and maintained, at its principal office or such other location or locations as it may establish from time to time in its discretion, one or more accounts (collectively, “Collateral Accounts”) for the collection of cash Proceeds of the Collateral. Such Proceeds, when deposited, shall continue to constitute Collateral for the Secured Obligations and shall not constitute payment thereof until applied as herein provided. The Bank shall have sole dominion and control over all funds deposited in any Collateral Account, and such funds may be withdrawn therefrom only by the Bank. Upon the occurrence and during the continuance of an Event of Default, the Bank shall have the right to apply amounts held in the Collateral Accounts in payment of the Secured Obligations in the manner provided for in Section 5.3.

5.5 Waivers. The Pledgor, to the greatest extent not prohibited by applicable law, hereby (i) agrees that it will not invoke, claim or assert the benefit of any rule of law or statute now or hereafter in effect, or take or omit to take any other action, that would or could reasonably be expected to have the effect of delaying, impeding or preventing the exercise of any rights and remedies in respect of the Collateral, the absolute sale of any of the Collateral or the possession thereof by any purchaser at any sale thereof, and waives the benefit of all such laws and further agrees that it will not hinder, delay or impede the execution of any power granted hereunder to the Bank, but that it will permit the execution of every such power as though no such laws were in effect, (ii) waives all rights that it has or may have under any rule of law or statute now existing or hereafter adopted to require the Bank to marshal any Collateral or other assets in favor of the Pledgor or any other party or against or in payment of any or all of the Secured Obligations, and (iii) waives all rights that it has or may have under any rule of law or statute now existing or hereafter adopted to demand, presentment, protest, advertisement or notice of any kind (except notices expressly provided for herein).

ARTICLE VI

MISCELLANEOUS

6.1 Indemnity and Expenses. The Pledgor agrees:

(a) To indemnify and hold harmless the Bank and each of its respective directors, officers, employees, agents and affiliates from and against any and all claims, damages, demands, losses, obligations, judgments and liabilities (including, without limitation, reasonable attorneys’ fees and expenses) in any way arising out of or in connection with this Agreement and the transactions contemplated hereby, except to the extent the same shall arise as a result of the gross negligence or willful misconduct of the party seeking to be indemnified; and

(b) To pay and reimburse the Bank upon demand for all reasonable costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses) that the Bank may incur in connection with (i) the custody, use or preservation of, or the sale of, collection from or other realization upon, any of the Collateral, including the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, (ii) the exercise or enforcement of any rights or remedies granted hereunder (including, without limitation, under Article V), under any of the other Loan Documents or otherwise available to it (whether at law, in equity or otherwise), or (iii) the failure by the Pledgor to perform or observe any of the provisions hereof. The provisions of this Section 6.1 shall survive the execution and delivery of this Agreement, the repayment of any of the Secured Obligations, the termination of the commitments under the Transaction Documents and the termination of this Agreement, the Guaranty or any other Transaction Document.

6.2 No Waiver. The Bank’s failure at any time or times hereafter to require strict performance by the Pledgor of any of the provisions of this Agreement shall not waive, affect or diminish any right of the Bank at any time or times hereafter to demand strict performance therewith and with respect to any other provision of this Agreement, and any waiver of any Event of Default shall not waive or affect any other Event of Default, whether prior or subsequent thereto, and whether of the same or a different type. None of the provisions of this Agreement shall be deemed to have been waived by any act or knowledge of the Bank, its agents, officers or employees except by an instrument in writing signed by any officer of the Bank and directed to the Pledgor specifying such waiver.

6.3 Binding Effect. This Agreement and all other instruments and documents executed and delivered pursuant hereto or in connection herewith shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

6.4 Governing Law. This Agreement shall be construed and interpreted in accordance with the internal laws and judicial decisions of the State of North Carolina without giving, effect to the conflict of laws principles thereof, except to the extent that matters of perfection and validity of the security interests hereunder, or remedies hereunder, are governed by the laws of a jurisdiction other than the State of North Carolina.

6.5 Survival of Agreement. All representations and warranties of the Pledgor and all obligations of the Pledgor contained herein shall survive the execution and delivery of this Agreement.

6.6 Pre-Filing and Filing of Financing Statements. By execution of this Agreement, the Pledgor (a) expressly authorizes the Bank to prepare and file or cause to be filed such Uniform Commercial Code financing statements (including attached schedules, exhibits, and addenda) as the Bank may deem reasonably necessary to perfect the security interests and liens granted herein and (b) hereby ratifies and confirms that the Bank was and is authorized to file all such Uniform Commercial Code financing statements (including attached schedules, exhibits, and addenda) prior to the execution and delivery of this Agreement, and hereby ratifies any such filings.

6.7 Continuing Security Interest; Term; Successors and Assigns; Assignment; Termination and Release; Survival. This Agreement shall create a continuing security interest in the Collateral and shall secure the payment and performance of all of the Secured Obligations as the same may arise and be outstanding at any time and from time to time from and after the date hereof, and shall (i) remain in full force and effect until all of the Secured Obligations have been paid and finally discharged in full (the “Termination Requirements”), (ii) be binding upon and enforceable against the Pledger and its successors and assigns (provided, however, that the Pledgor may not sell, assign or transfer any of its rights, interests, duties or obligations hereunder without the prior written consent of the Bank) and (iii) inure to the benefit of and be enforceable by the Bank and its successors and assigns. Upon any sale or other disposition by the Pledgor of any Collateral in a transaction expressly permitted hereunder or under or pursuant to the Transaction Documents, the lien and security interest created by this Agreement in and upon such Collateral shall be automatically released, and upon the satisfaction of all of the Termination Requirements, this Agreement and the lien and security interest created hereby shall terminate; and in connection with any such release or termination, the Bank, at the request and expense of the Pledgor, will execute and deliver to the Pledgor such documents and instruments evidencing such release or termination as the Pledgor may reasonably request and will assign, transfer and deliver to the Pledgor, without recourse and without representation or warranty, such of the Collateral as may then be in the possession of the Bank (or, in the case of any partial release of Collateral, such of the Collateral so being released as may be in its possession).

6.8 Notice. Except as otherwise provided herein, notice to the Pledgor or to the Bank shall be given or delivered in the manner set forth in Section 10.05 of the Loan Agreement, and to the Pledgor at its address set forth on the signature page of this Agreement.

6.9 Severability. To the extent any provision of this Agreement is prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

6.10 Captions. The captions to the sections of this Agreement have been inserted for convenience only and shall not limit or modify any of the terms hereof.

6.11 Counterparts. This Agreement may be executed in two or more counterparts, which when assembled shall constitute one and the same agreement.

6.12 Amendments and Waivers. Any provision of this Agreement may be amended or waived, if, but only if, such amendment or waiver is in writing and is signed by the Pledgor and the Bank.

6.13 Conflict of Terms. The terms of this Agreement and the terms of the Transaction Documents shall be construed and interpreted to the full extent possible to give effect to all such terms. In the event of any conflict between the terms of this Agreement and any of the Transaction Documents, the terms of the applicable Transaction Documents shall control.

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IN WITNESS WHEREOF, this Security Agreement has been executed as of the day and year first above written by the duly authorized officers of the parties hereto.

PLEDGOR:

BAJA BY FOUNTAIN, INC

By:	/s/ Reginald M. Fountain, Jr.
Name:	Reginald M. Fountain, Jr.
Title:	Chairman, Chief Executive Officer and President

Address:
1653 Whichards Beach Road
Washington, NC 27889
Telephone:	252.975.2000
Fax:	252.975.6793

BANK:

REGIONS BANK

By:	/s/ Thomas J. Elkins
Name:	Thomas J. Elkins
Title:	Senior Vice President

SCHEDULE I

JURISDICTIONS FOR UCC FILINGS

Legal Name	Filing Location
Baja by Fountain, Inc.	North Carolina

SCHEDULE II

PRINCIPAL PLACE OF BUSINESS;

LOCATIONS OF COLLATERAL; FICTITIOUS NAMES

Baja by Fountain, Inc.

Jurisdiction of Incorporation/Organization:	North Carolina

Federal Tax ID no.:

Organizational ID no.:

Chief Executive Office Address:	1653 Whichard’s Beach Rd Washington, NC 27889

Locations of Accounts Receivable Records:	1653 Whichard’s Beach Rd Washington, NC 27889

Locations of Inventory:	1653 Whichard’s Beach Rd Washington, NC 27889

Other places of business:	None.

Trade/fictitious or prior corporate names (last five years):	None

Schedule 3.6

Accounts